MFS SERIES TRUST IV
                                                            N-SAR EXHIBITS

                                                          SUB-ITEM 77Q(1)(A)

An Amendment, dated August 15, 2003, to the Amended and Restated Declaration of Trust for MFS Series Trust IV, is contained in Post-Effective Amendment No. 39 to the Registration Statement (File Nos. 2-54607 and 811-2594), as filed with the Securities and Exchange Commission via EDGAR on October 30, 2003, under Rule 485 of the Securities Act of 1933. Such document is incorporated herein by reference.